EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of Whitney Information Network, Inc., (the “Company”) on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Russell A. Whitney, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

Dated: November 1, 2006

/s/ Russell A. Whitney
Name: Russell A. Whitney
Title: Chairman of the Board and Chief Executive Officer